UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2014

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PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)	92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2014, Pacific Sunwear of California, Inc. (the “Company”), through its wholly-owned subsidiaries, Miraloma Borrower Corporation, a Delaware corporation (“Miraloma”), and Pacific Sunwear Stores Corp., a California corporation (“PacSun Stores”), modified the two promissory notes pursuant to which borrowings in an initial aggregate amount of $29.8 million from American National Insurance Company (“Anico”) were incurred in 2010. The note modification executed by Miraloma (the “Miraloma Note Modification”) (i) provided for an additional advance of $0.3 million, solely to fund the payment of fees, commissions and expenses incurred by the Company and Miraloma in connection with the Miraloma Note Modification, to bring the current balance on the note to $15.9 million; (ii) extended the maturity date of the note to July 1, 2021; (iii) reduced the interest rate of the note from 6.50% per annum to 5.25% per annum; and (iv) provided that the note may not be prepaid prior to July 1, 2017, and thereafter may be prepaid only upon payment of prepayment fees pursuant to the schedule set forth in the Miraloma Note Modification.

The note modification executed by PacSun Stores (the “PacSun Stores Note Modification”) (i) provided for an additional advance of $0.2 million, solely to fund the payment of fees, commissions and expenses incurred by the Company and PacSun Stores in connection with the PacSun Stores Note Modification, to bring the current balance on the note to $12.3 million; (ii) extended the maturity date of the note to July 1, 2021; (iii) reduced the interest rate of the note from 6.50% per annum to 5.25% per annum; and (iv) provided that the note may not be prepaid prior to July 1, 2017, and thereafter may be prepaid only upon payment of prepayment fees pursuant to the schedule provided in the PacSun Stores Note Modification.

The above-referenced documents contain customary representations, covenants, conditions and other terms. The descriptions of such documents do not purport to be complete statements of the parties’ rights and obligations thereunder. The above descriptions are qualified in their entirety by reference to the exhibits attached to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Modification Agreement, dated as of July 1, 2014, between Miraloma and Anico

10.2 Modification of Note, Mortgage and Other Agreements, dated as of July 1, 2014, between PacSun Stores and Anico

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2014

PACIFIC SUNWEAR OF CALIFORNIA, INC.
/s/ CRAIG E. GOSSELIN
Craig E. Gosselin Sr. Vice President, General Counsel and Human Resources